EXHIBIT 10.9

             AMENDMENT AND RATIFICATION OF NEGATIVE PLEDGE AGREEMENT

                                                          September 27, 1996


The First National Bank
of Boston, as Agent
100 Federal Street
Boston, Massachusetts 02110

         Re: Loan Arrangement by and among The First National Bank of Boston, as Agent for the Lenders, the Lenders, and Dollar Tree Distribution, Inc., Dollar Tree Stores, Inc., and Dollar Tree Management, Inc.


Gentlemen:

         Reference is made to that certain Negative Pledge Agreement (the "Agreement") dated as of January 11, 1996 by and among the (i) undersigned as "Grantor", (ii) NationsBank, N.A. as agent (the "Grantee") for the Lenders referred to in a certain Credit Agreement dated as of January 11, 1996, by and among Dollar Tree Distribution, Inc. ("DTD"), Dollar Tree Stores, Inc. ("DTS"), and Dollar Tree Management, Inc.("DTM"), and (iii) the Lenders. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Agreement.

         The Lenders, DTS, DTM, and DTD have agreed to amend and restate the Credit Agreement pursuant to a certain Amended and Restated Revolving Credit Agreement dated September 27, 1996 (the "Amended Credit Agreement"), pursuant to which, among other things, (i) the principal amount of the Loans to be made to DTD shall be increased to $135,000,000.00, (ii) First Union National Bank of Virginia, AmSouth Bank of Alabama and Union Bank of California, N.A. shall join as Lenders, and (iii) NationsBank, N.A. shall resign as agent, and The First National Bank of Boston, shall be appointed as successor Agent of the Lenders.

         In order to induce the Lenders and The First National Bank of Boston, as Agent, to enter into the Amended Credit Agreement, the undersigned hereby:


         a. Ratifies, confirms and reaffirms, except as modified herein, all and singular, the terms and conditions of the Agreement, including, without limitation, all representations, warranties and covenants made therein;

         b. Acknowledges and agrees that any and all references in the Agreement (i) to the term "Grantee" shall mean and refer to The First National Bank of Boston, as Agent

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                  for the Lenders, or any successor Agent as provided for in the
                  Amended Credit Agreement, (ii) to the term "Lenders" shall mean and refer to The First National Bank of Boston, NationsBank, N.A., Signet Bank, Crestar Bank, First Union National Bank of Virginia, AmSouth Bank of Alabama, and Union Bank of California,N.A., together with any other institutions who may hereafter become parties to the Amended Loan
                  Agreement, (iii) to the term "Credit Agreement" shall mean and refer to the Amended Credit Agreement, and any future modifications, subsitutions, renewals, amendments, or replacements thereof, and (iv) the term "Loans" shall mean and refer to the Revolving Credit Loans in the aggregate principal amount of up to $135,000,000.00 to be obtained by the Obligors from the Lenders.

         c. Acknowledges and agrees that the Agreement is amended by deleting the reference to NationsBank, N.A. and its address in the second (2nd) paragraph on Page 1, and replacing it with the following:

                                    "The First National Bank of Boston
                                    100 Federal Street
                                    Boston, Massachusetts 02110
                                    Attention: Bethann R. Halligan
                                    Managing Director
                                    Facsimile No.(617)434-0630"

         This letter shall take effect as a sealed instrument as of the date first written above.

                                          Dollar Tree Stores, Inc.

                                          By:  /s/ H. Ray Compton
                                             ---------------------------------
                                             Name: H. Ray Compton
                                             Title: Executive Vice President


Accepted and agreed this 27th day of September, 1996


THE FIRST NATIONAL BANK OF BOSTON
As Agent

By: /s/ Bethann R. Halligan
   ---------------------------
Name:  Bethann R. Halligan
Title: Managing Director

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                            COMMONWEALTH OF VIRGINIA

City of Norfolk, ss                                          September 27,1996

         Then personally appeared the above named H. Ray Compton, the Executive Vice President of Dollar Tree Stores, Inc., and acknowledged the foregoing to be the free act and deed of Dollar Tree Stores, Inc., before me,

                                                        /s/ Carolyn C. Lilla
                                                       ------------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                            4/30/99



                            COMMONWEALTH OF VIRGINIA

City of Norfolk, ss                                          September 27,1996

         Then personally appeared the above named Bethann R. Halligan, the Managing Director of The First National Bank of Boston, and acknowledged the foregoing to be the free act and deed of The First Bank of Boston, before me,

                                                        /s/ Carolyn C. Lilla
                                                       -------------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                            4/30/99
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